UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 4, 2018

Ranger Energy Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001‑38183	81‑5449572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner, Suite 1000 Houston, Texas 77024 (Address of Principal Executive Offices)
(713) 935-8900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 28, 2018, Ranger Energy Services, Inc. (the “Company”) announced the elimination of the Company’s Chief Operating Officer role. Mr. J. Matt Hooker previously serving in that position will remain with the Company as Senior Vice President of Ranger Energy Services, responsible for the company’s Rig, Snubbing, Well Testing, Logistics and Rental service offerings.

On November 28, 2018, the Company also announced that the board of directors of the Company appointed Mario H. Hernandez, the Company’s current Controller to the role of Chief Accounting Officer (“CAO”), effective as of November 28, 2018. Concurrent with the appointment of Mr. Hernandez as CAO, Brandon Blossman, Chief Financial Officer (“CFO”), stepped down as CAO.

Mr. Hernandez, age 62, joined the Company in May 2017 and has served as Controller through the date hereof. Prior to joining the Company, Mr. Hernandez served in various positions at Express Energy Services from February 2009 until December 2015, most recently serving as the Senior Vice President Finance from November 2014 to December 2015. Mr. Hernandez also served as CFO and CAO/Treasurer for Express Energy Services. Subsequent to his time at Express Energy Services, Mr. Hernandez evaluated potential opportunities and provided consulting services prior to joining Ranger in May 2017. Mr. Hernandez holds a Bachelor of Science - Business Administration from the University of Houston-Victoria and is a certified public accountant.

The Company and Mr. Hernandez have not yet entered into any material plan, contract or arrangement in connection with Mr. Hernandez's appointment as CAO. An amended Form 8-K will be filed if any such action is taken.

There are no family relationships between Mr. Hernandez and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no arrangements or understandings between Mr. Hernandez and any other persons pursuant to which he was selected as CAO.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGER ENERGY SERVICES, INC.
Date: December 4, 2018
By:    /s/ Darron M. Anderson
Name:    Darron M. Anderson

Title:	President, Chief Executive Officer and Director